Condensed Financial Information (Parent Company Only)	9 Months Ended
Sep. 30, 2021
Condensed Financial Information Disclosure [Abstract]
Condensed Financial Information (Parent Company Only)	Condensed Financial Information (Parent Company Only)
Privia Health Group, Inc (“Parent”)
(Parent Company Only)
Condensed Balance Sheets
(in thousands)

	As of December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$466	$1,501
Total current assets	466	1,501
Non-current assets:
Due from affiliates	—	4,030
Investment in sub	146,158	114,212
Other long-term assets	124	125
Total non-current assets	146,282	118,367
Total assets	$146,748	$119,868
Liabilities and stockholders’ equity
Current liabilities:
Current liabilities	$—	$3,456
Total current liabilities	—	3,456
Non-current liabilities:
Non-current liabilities	—	6,200
Total non-current liabilities	—	6,200
Total liabilities	—	9,656
Commitments and contingencies (Note 12)
Stockholders’ equity:
Common stock, 0.01 par value, 150,000,000 shares authorized; 95,985,817 and 95,931,549 shares issued and outstanding at December 31, 2020 and 2019, respectively	960	959
Additional paid-in capital	165,666	160,375
Accumulated deficit	(19,878)	(51,122)
Total stockholders’ equity	146,748	110,212
Total liabilities and stockholders’ equity	$146,748	$119,868
Privia Health Group, Inc. (“Parent”)
(Parent Company Only)
Condensed Statements of Operations

	Year Ended December 31,
(Amounts in thousands, except share and per share data)	2020	2019	2018
Revenue	$—	$—	$—
Operating expenses	34	270	—
Total operating expenses	34	270	—
Operating Loss	(34)	(270)	—
Interest expense	184	2,653	2,551
Net loss before provision for income taxes	(218)	(2,923)	(2,551)
Provision for income taxes	—	4	88
Equity in net income (loss) of subsidiaries	31,462	11,164	(581)
Net income (loss)	$31,244	$8,245	$(3,044)
Summary Cash Flow Information
Parent received $15.4 million in cash inflows in 2018, $15.3 million related to APNA (see Note 11, “Related-Party Transactions”) and $0.1 million from a stock option exercise. Parent had cash outflows in 2018 of $13.4 million to related parties. This included $13.3 million in funding for related parties and $0.1 million in operating expenses. In 2019, Parent received $20 million of cash from related parties and repaid the APNA related party note of $14.6 million as well as paid $5.1 million in interest related to the APNA note and an additional $0.6 million of interest on other related party notes. Parent also paid $0.2 million in operating expenses. In 2020, Parent’s cash decreased by $1.0 million primarily due to cash outflows of $0.7 million related to tax withholding and interest payments of $0.4 million partially offset by cash inflows of $0.1 million related to the exercise of stock options.
Basis of Presentation
Parent is a holding company with no material operations of its own that conducts substantially all of its activities through its subsidiaries. Parent has no direct outstanding debt obligations. Parent owns 100% of PH Group Holdings Corp. However, PH Group Holdings Corp, a wholly owned subsidiary, as borrower under its 2019 Credit Agreement, was limited in its ability to declare dividends, fund a dividend or other distribution to the Parent. For a discussion of the 2019 Credit Agreement, refer to Note 7 “Note Payable”.
These condensed financial statements have been presented on a “parent-only” basis. Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. As such, these parent-only statements should be read in conjunction with the accompanying notes to consolidated financial statements.